Certificateholders' statement




               MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
              ---------------------------------------------------

                       WACHOVIA CREDIT CARD MASTER TRUST
              ---------------------------------------------------


     Listed below is the information which is required to be prepared with respect to the distribution date of September 15, 1998 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

     1.  The amount of the current monthly
         distribution in respect of Class A
         Monthly Principal                                                 $0.00

     2.  The amount of the currently monthly
         distribution in respect of Class B
         Monthly Principal                                                 $0.00

     3.  The amount of the currently monthly
         distribution in respect of Collateral
         Monthly Principal                                                 $0.00

     4.  The amount of the currently monthly
         distribution in respect of Class A
         Monthly Interest                                                  $4.68

     5.  The amount of the currently monthly
         distribution in respect of Class A
         Deficiency Amounts                                                $0.00

     6.  The amount of the currently monthly
         distribution in respect of Class A
         Additional Interest                                               $0.00

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                         Certificateholders' statement


     7.  The amount of the currently monthly
         distribution in respect of Class B                                $4.77
         Monthly Interest

     8.  The amount of the currently monthly
         distribution in respect of Class B
         Deficiency Amounts                                                $0.00

     9.  The amount of the currently monthly
         distribution in respect of Class B
         Additional Interest                                               $0.00

     10. The amount of the currently monthly
         distribution in respect of Collateral
         Monthly Interest                                                  $4.75

     11. The amount of the currently monthly
         distribution in respect of any
         accrued and unpaid Collateral
         Monthly Interest                                                  $0.00


E.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.  Collection of Principal Receivables
         -----------------------------------

         (a) The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
             which were allocated in respect
             of the Class A Certificates                          $45,830,722.13

         (b) The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
             which were allocated in respect
             of the Class B Certificates                           $2,695,924.83

         (c) The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
             which are allocated in respect
             of the Collateral Interest                            $2,824,302.20

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                         Certificateholders' statement


     2.  Principal Receivables in the Trust
         ----------------------------------

         (a) The aggregate amount of
             Principal Receivables in the
             Trust as of the end of the
             day on the last day of the
             related Monthly Period                            $1,703,315,973.42

         (b) The amount of Principal
             Receivables in the Trust
             represented by the Investor
             Interest of Series 1995-1
             as of the end of the day on
             the last day of the related
             Monthly Period                                      $500,000,000.00

         (c) The amount of Principal
             Receivables in the Trust
             represented by the Series
             1995-1 Adjusted Investor
             Interest as of the end of
             the day on the last day of
             the related Monthly Period                          $500,000,000.00

         (d) The amount of Principal
             Receivables in the Trust
             represented by the Class A
             Investor Interest as of the end
             of the day on the last day of
             the related Monthly Period                          $446,250,000.00

         (e) The amount of Principal
             Receivables in the Trust
             represented by the Class A
             Adjusted Investor Interest as of
             the end of day on the last day
             of the related Monthly Period                       $446,250,000.00

         (f) The amount of Principal
             Receivables in the Trust
             represented by the Class B
             Investor Interest as of the
             end of the day on the last day
             of the related Monthly Period                        $26,250,000.00

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                         Certificateholders' statement


         (g) The amount of Principal
             Receivables in the Trust
             represented by the Collateral
             Interest as of the end of the
             date on the last day of the
             related Monthly Period                               $27,500,000.00

         (h) The Floating Investor Percentage
             with respect to the related
             Monthly Period                                             29.1588%

         (i) The Class A Floating Allocation
             with respect to the related
             Monthly Period                                             89.2500%

         (j) The class B Floating Allocation
             with respect to the related
             Monthly Period                                              5.2500%

         (k) The Collateral Floating Allocation
             with respect to the related
             Monthly Period                                              5.5000%

         (l) The Fixed Investor Percentage
             with respect to the related
             Monthly Period                                             29.1588%

         (m) The Class A Fixed Allocation
             with respect to the related
             Monthly Period                                             89.2500%

         (n) The Class B Fixed Allocation
             with respect to the related
             Monthly Period                                              5.2500%


         (o) The Collateral Fixed Allocation
             with respect to the related
             Monthly Period                                              5.5000%
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                         Certificateholders' statement


     3.  Delinquent Balances
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                           Aggregate                 Percentage
                                            Account                   of Total
                                            Balance                  Receivables
                                            -------                  -----------

         (a) 30 - 59 days:               $19,051,228.53                 1.1046%
                                        --------------
         (b) 60 - 89 days:               $10,283,221.22                 0.5962%
                                         --------------
         (c) 90 - or more days:          $11,828,946.27                 0.6859%
                                         --------------
                             Total:      $41,163,396.02                 2.3867%
                                         --------------

     4.  Investor Default Amount
         -----------------------

         (a) The Aggregate Investor Default
             Amount for the related Monthly
             Period                                                $1,908,219.95

         (b) The Class A Investor Default
             Amount for the related Monthly
             Period                                                $1,703,086.31

         (c) The Class B Investor Default
             Amount for the related Monthly
             Period                                                  $100,181.55

         (d) The Collateral Default Amount
             for the related Monthly Period                          $104,952.10

     5.  Investor Charge Offs
         --------------------

         (a) The aggregate amount of
             Class A Investor Charge-Offs
             for the related Monthly Period                                $0.00

         (b) The aggregate amount of
             Class A Investor Charge-Offs
             set forth in 5 (a) above per
             $1,000 of original Certificate
             principal amount                                              $0.00

         (c) The aggregate amount of Class
             B Investor Charge-Offs for the
             related Monthly Period                                        $0.00

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                         Certificateholders' statement


         (d) The aggregate amount of Class
             B Investor Charge-Offs set forth
             in 5 (c) above per $1,000 of
             original certificate principal
             amount                                                        $0.00

         (e) The aggregate amount of
             Collateral Charge-Offs for the
             related Monthly Period                                        $0.00

         (f) The aggregate amount of
             Collateral Charge-Offs set
             forth in 5 (e) above per $1,000
             of original certificate principal
             amount                                                        $0.00

         (g) The aggregate amount of Class A
             Investor Charge-Offs reimbursed on
             the Transfer Date immediately
             preceding this Distribution Date                              $0.00

         (h) The aggregate amount of Class A
             Investor Charge-Offs set forth
             in 5 (g) above per $1,000 original
             certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this
             Distribution Date                                             $0.00

         (i) The aggregate amount of Class B
             Investor Charge-Offs reimbursed
             on the Transfer Date immediately
             preceding this Distribution Date                              $0.00

         (j) The aggregate amount of Class B
             Investor Charge-Offs set forth
             in 5 (i) above per $1,000 original
             certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this Distribution Date                  $0.00

         (k) The aggregate amount of
             Collateral Charge-Offs reimbursed
             on the Transfer Date immediately

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                         Certificateholders' statement



             preceding this Distribution Date                              $0.00

         (l) The aggregate amount of
             Collateral Charge-Offs set
             forth in 5(k) above per $1,000
             original certificate principal
             amount reimbursed on the Transfer
             Date immediately preceding
             Distribution Date                                             $0.00

     6.  Investor Servicing Fee
         ----------------------

         (a) The amount of the Class A
             Servicing Fee payable by the
             Trust to the Servicer for
             the related Monthly Period                              $371,875.00

         (b) The amount of the Class B
             Servicing Fee payable by the
             Trust to the Servicer for
             the related Monthly Period                               $21,875.00

         (c) The amount of the Collateral
             Interest Servicing Fee payable
             by the Trust to the Servicer for
             the related Monthly Period                               $22,916.67

     7.  Reallocations
         -------------

         (a) The amount of Reallocated
             Collateral Principal
             Collections with respect to
             this Distribution Date                                        $0.00

         (b) The amount of Reallocated
             Class B Principal Collections
             with respect to this Distri-
             bution Date                                                   $0.00

         (c) The Collateral Interest as
             of the close of business on
             this Distribution Date                               $27,500,000.00

         (d) The Class B Investor Interest
             as of the close of business

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                         Certificateholders' statement


             on this Distribution Date                            $26,250,000.00

     8.  Collection of Finance Charge Receivables

         (a) The aggregate amount of
             Collections of Finance Charge
             Receivables processed during the
             related Monthly Period which
             were allocated in respect of the
             Class A Certificate                                   $6,080,094.82

         (b) The aggregate amount of
             Collections of Finance Charge
             Receivables processed during the
             related Monthly Period which
             were allocated in respect of
             the Class B Certificates                                $357,652.64

         (c) The aggregate amount of
             Collections of Finance Charge
             Receivables processed during the
             related Monthly Period which
             were allocated in respect of
             the Collateral Interest                                 $374,683.71

     9.  Principal Funding Amount
         ------------------------

         (a) The principal amount on
             deposit in the Principal
             Funding Account on the
             related Transfer Date                                         $0.00

         (b) The Accumulation Shortfall
             with respect to the related
             Monthly Period                                                $0.00

         (c) The Principal Funding In-
             vestment Proceeds deposited
             in the Finance Charge Account
             on the related Transfer Date                                  $0.00

         (d) The amount of all or the
             portion of the Reserve Draw
             Amount deposited in the
             Finance Charge Account on the
             related Transfer Date from

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                         Certificateholders' statement


             the Reserve Account                                           $0.00

     10. Reserve Draw Amount                                               $0.00
         -------------------

     11. Cash Collateral Account
         -----------------------

         (a) The principal amount on deposit in
             the Cash Collateral Account on
             the related Transfer Date (before
             giving effect to any deposits or
             withdrawals                                          $10,000,000.00

         (b) The Required Draw Amount on
             the related Transfer Date                                     $0.00

         (c) The principal amount on deposit in
             the Cash Collateral Account on
             the related Transfer Date (after
             giving effect to any deposits or
             withdrawals)                                         $10,000,000.00

         (d) The Required Cash Collateral
             Amount (after giving effect to
             any deposits, withdrawals, or
             payments)                                            $10,000,000.00

     12. Available Funds
         ---------------

         (a) The amount of Class A
             Available Funds on deposit
             in the Finance Charge Account
             on the related Transfer Date                          $6,080,094.82

         (b) The amount of Class B
             Available Funds on deposit
             in the Finance Charge Account
             on the related Transfer Date                            $357,652.64

         (c) The amount of Collateral
             Available Funds on deposit in
             the Finance Charge Account on

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                         Certificateholders' statement


             the related Transfer Date                               $374,683.71

     13. Portfolio Yield
         ---------------

         (a) The portfolio yield for the
             related Monthly Period                                     12.7701%

         (b) The Portfolio Adjusted Yield
             for the related Monthly Period                              3.8708%

F.   Floating Rate Determinations
     ----------------------------

     1.  LIBOR for the interest Period
         ending on this Distribution Date                                5.6406%
         8/17/98 - 9/15/98

     The First National Bank
     of Atlanta
     Servicer
                             By:______________________
                                Name:   Cecile K. Bazaz
                                Title:  Senior Vice President



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